UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-09060

HOLLAND BALANCED FUND

(Exact name of registrant as specified in charter)

375 Park Avenue

New York, New York 10152

(Address of principal executive offices)(Zip code)

Copy to:

Michael F. Holland President and Treasurer 375 Park Avenue New York, New York 10152 (Name and Address of Agent for Service)

State Street Bank and Trust Company

Kristin Schantz, Esq.

100 Lincoln Street, SUM0703

Boston, Massachusetts 02111

and

Timothy Diggins, Esq.

Ropes & Gray

800 Boylston Street

Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code: (212) 486-2002

Date of fiscal year end: September 30

Date of reporting period: December 31st, 2016

Item 1.	Schedule of Investments.

H o l l a n d    S e r i e s    F u n d,    I n c ..

Holland Balanced Fund · PORTFOLIO OF INVESTMENTS

December 31, 2016 (Unaudited)	Shares	Value
Common Stocks(a)–66.5%
Beverages–3.5%
PepsiCo, Inc.	10,700	1,119,541

Consumer Finance–2.9%
American Express Co.	12,400	918,592

Diversified Financial Services–5.4%
JPMorgan Chase & Co.	20,000	1,725,800

Energy Equipment & Services–4.2%
Schlumberger, Ltd.	15,800	1,326,410

Food & Staples Retailing–2.5%
Wal-Mart Stores, Inc.	11,400	787,968

Industrial Conglomerates–8.7%
3M Co.	6,200	1,107,134
General Electric Co.	52,900	1,671,640

		2,778,774

Insurance–7.1%
Berkshire Hathaway, Inc. Class A*	5	1,220,605
Chubb Ltd.	7,824	1,033,707

		2,254,312

Media–8.8%
Comcast Corp. Class A	24,000	1,657,200
The Walt Disney Co.	10,900	1,135,998

		2,793,198

Oil, Gas & Consumable Fuels–4.1%
Exxon Mobil Corp.	14,300	1,290,718

Pharmaceuticals–4.8%
Johnson & Johnson	13,200	1,520,772

Semiconductors & Semiconductor Equipment–3.5%
Intel Corp.	30,700	1,113,489

Software–6.1%
Microsoft Corp.	31,500	1,957,410

Specialty Retail–4.9%
Home Depot, Inc.	11,700	1,568,736

Total Common Stocks (Cost–$10,371,707)		21,155,720

H o l l a n d    S e r i e s    F u n d,    I n c .

Holland Balanced Fund · PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016 (Unaudited)	Principal	Value
U.S. Government Security(a)–15.7%
U.S. Treasury Note–15.7%
United States Treasury Note/Bond, 0.875% due 4/15/17 (Cost $5,005,061)	$5,000,000	$5,005,235

Total Investments–82.2% (Cost–$15,376,768)		26,160,955

Other Assets In Excess Of Liabilities–17.8%		5,660,035

Net Assets–100%
Applicable to 1,665,384 outstanding $0.01 par value shares (authorized 1,000,000,000)		$31,820,990

Net asset value, offering price and redemption price per share		$19.11

(a)	All percentages are based on the net assets of the Holland Balanced Fund as of December 31, 2016.
*	Non-income producing

Holland Series Fund, Inc.

Holland Balanced Fund • NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2016 (Unaudited)

VALUATION

Equity securities traded on an exchange are valued at their last sales price on that exchange with the exception of equity securities listed on NASDAQ where the NASDAQ Official Closing Price is used. Debt securities for which over-the-counter market quotations are available are valued at the latest bid price.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Directors of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below. The Fund’s hierarchy can be found below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s investments at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$21,155,720	$—	$—	$21,155,720
U.S. Government Security	—	5,005,235	—	5,005,235

Total	$21,155,720	$5,005,235	$—	$26,160,955

For a further break down of each investment by type please refer to the Portfolio of Investments.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. The portfolio may hold securities which are periodically fair valued in accordance with the Fund’s Fair Value Procedures. This may result in movements between Level 1 and Level 2 throughout the period. For the period ended December 31, 2016, there were no transfers between Level 1, 2 or 3 based on the valuation input levels on September 30, 2016. The Fund held no Level 3 securities during the year ended September 30, 2016.

Income Taxes

At December 31, 2016, the U.S. Federal income tax cost basis of investments was $15,376,768. Net unrealized appreciation of the Fund’s investment securities was $10,784,187 of which $10,784,187 related to appreciated investment securities and $0 related to depreciated investment securities.

Item 2.	Controls and Procedures.

(a)	The registrant’s president and treasurer has evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and has concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 3.	Exhibits.

The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOLLAND SERIES FUND, INC.

By:	/s/ Michael F. Holland
Michael F. Holland
President of the Holland Series Fund, Inc.

Date:	February 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Michael F. Holland
Michael F. Holland
President and Treasurer of the Holland Series Fund, Inc.

Date:	February 21, 2017